                         STAPLES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                     April 29,
                                                                                       2000                 January 29,
                                                                                    (Unaudited)                2000
                                                                                    -----------             -----------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents...................................................          $ 651              $  110,483
    Short-term investments......................................................          1,047                   1,071
    Merchandise inventories.....................................................      1,547,780               1,607,516
    Receivables, net............................................................        438,383                 360,901
    Deferred income taxes.......................................................         40,095                  39,730
    Prepaid expenses and other current assets...................................         84,912                  73,750
                                                                                     ----------              ----------
            TOTAL CURRENT ASSETS................................................      2,112,868               2,193,451

PROPERTY AND EQUIPMENT:
    Land and buildings..........................................................        336,445                 328,994
    Leasehold improvements......................................................        463,060                 442,119
    Equipment...................................................................        581,078                 547,309
    Furniture and fixtures......................................................        311,888                 286,260
                                                                                     ----------              ----------
            TOTAL PROPERTY AND EQUIPMENT........................................      1,692,471               1,604,682
    Less accumulated depreciation and amortization..............................        560,873                 509,920
                                                                                     ----------              ----------
            NET PROPERTY AND EQUIPMENT..........................................      1,131,598               1,094,762

OTHER ASSETS:
    Lease acquisition costs, net of amortization................................         67,000                  68,832
    Investments.................................................................        244,469                  34,755
    Goodwill, net of amortization...............................................        389,406                 387,595
    Deferred income taxes.......................................................             --                  34,912
    Other.......................................................................         35,383                  31,769
                                                                                     ----------              ----------
            TOTAL OTHER ASSETS..................................................        736,258                 557,863
                                                                                     ----------              ----------
                                                                                     $3,980,724              $3,846,076
                                                                                     ==========              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable............................................................      $ 842,113              $  897,523
    Accrued expenses and other current liabilities..............................        528,562                 545,162
    Debt maturing within one year...............................................         27,498                  12,219
                                                                                     ----------              ----------
            TOTAL CURRENT LIABILITIES...........................................      1,398,173               1,454,904

LONG-TERM DEBT .................................................................        543,781                 500,903
DEFERRED INCOME TAXES...........................................................         29,223                      --
OTHER LONG-TERM OBLIGATIONS.....................................................         64,063                  61,456
STOCKHOLDERS' EQUITY:
    Preferred stock, $.01 par value 5,000,000 shares
      authorized; no shares issued .............................................             --                      --
    Common stock:
      Staples RD Stock, $.0006 par value 1,500,000,000 shares
            authorized; 472,312,364 shares issued and outstanding
            at April 29, 2000 and 470,752,253 at January 29, 2000...............            283                     282
      Staples.com Stock, $.0006 par value 600,000,000 shares
            authorized; 14,028,672 shares issued and outstanding at
            April 29, 2000 and 13,626,093 at January 29, 2000...................              8                       8
    Additional paid-in capital..................................................      1,213,611               1,196,512
    Cumulative foreign currency translation adjustments.........................         (5,164)                 (4,473)
    Unrealized gain on investments..............................................        100,718                   6,651
    Retained earnings ..........................................................        992,476                 948,309
    Less: treasury stock at cost, 15,571,243 shares at
      April 29, 2000 and 13,668,743 shares at January 29, 2000..................       (356,448)               (318,476)
                                                                                     ----------              ----------
                TOTAL STOCKHOLDERS' EQUITY......................................      1,945,484               1,828,813
                                                                                     ----------              ----------
                                                                                     $3,980,724              $3,846,076
                                                                                     ==========              ==========

                         STAPLES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                            (UNAUDITED)
                                                                                          13 WEEKS ENDED
                                                                                -----------------------------------
                                                                                 APRIL 29,                 MAY 1,
                                                                                   2000                     1999
                                                                                ----------               ----------
Sales.........................................................................  $2,555,786               $2,072,066
Cost of goods sold and occupancy costs........................................   1,946,139                1,577,313
                                                                                ----------               ----------
    GROSS PROFIT..............................................................     609,647                  494,753

OPERATING AND OTHER EXPENSES:
  Operating and selling.......................................................     419,357                  315,320
  Pre-opening.................................................................       7,983                    4,508
  General and administrative..................................................     104,987                   88,740
  Amortization of goodwill....................................................       3,572                    2,287
  Store closure charge........................................................      (7,250)                      --
  Interest and other expense, net.............................................       6,139                    1,416
                                                                                ----------               ----------
    TOTAL OPERATING AND OTHER EXPENSES........................................     534,788                  412,271
                                                                                ----------               ----------

   INCOME BEFORE INCOME TAXES.................................................      74,859                   82,482
Income tax expense............................................................      30,692                   32,168
                                                                                ----------               ----------
    NET INCOME................................................................  $   44,167               $   50,314

NET INCOME (LOSS) ATTRIBUTED TO:
  Staples.com Stock...........................................................     $(2,842)              $       --
  Staples RD Stock............................................................      47,009                   50,314
                                                                                ----------               ----------
                                                                                $   44,167               $   50,314
                                                                                ==========               ==========

BASIC EARNINGS PER COMMON SHARE
    Historical net income per common share Staples, Inc. Stock................                           $     0.11
                                                                                                         ==========
    Historical net income per common share - Staples RD Stock.................  $     0.10
                                                                                ==========
    Historical net loss per common share - Staples.com Stock..................  $    (0.21)
                                                                                ==========

DILUTED EARNINGS PER COMMON SHARE

    Historical net income per common share Staples, Inc. Stock................                           $     0.11
                                                                                                         ==========
    Historical net income per common share - Staples RD Stock.................  $     0.10
                                                                                ==========
    Historical net loss per common share - Staples.com Stock..................  $    (0.21)
                                                                                ==========

PRO FORMA EARNINGS PER COMMON SHARE CALCULATION FOR TRACKING STOCK:

BASIC EARNINGS PER COMMON SHARE
   Pro forma net income per common share - Staples RD Stock...................                           $     0.11
                                                                                                         ==========
   Pro forma net loss per common share - Staples.com  Stock...................                           $    (0.02)
                                                                                                         ==========
DILUTED EARNINGS PER COMMON SHARE
   Pro forma net income per common share - Staples RD Stock...................                           $     0.11
                                                                                                         ==========
   Pro forma net loss per common share - Staples.com  Stock..................                            $    (0.02)
                                                                                                         ==========

                         STAPLES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                          (UNAUDITED)
                                                                                         13 WEEKS ENDED
                                                                              -----------------------------------
                                                                               April 29,                  May 1,
                                                                                2000                       1999
                                                                              ----------                ---------
Net income ...............................................................    $  44,167                 $  50,314
Adjustments to reconcile net income to net cash
   (used in)/provided by) operating activities:
   Depreciation and amortization..........................................       50,677                    34,456
   Store closure charge...................................................       (7,250)                       --
   Expense from 401K and PARS stock contribution..........................        3,192                     4,625
   Deferred income taxes benefit..........................................       (1,497)                   (2,800)
   Change in assets and liabilities, net of companies acquired using purchase accounting:
    Decrease in merchandise inventories...................................       62,345                    47,238
    Increase in receivables...............................................      (78,056)                 (100,995)
    (Increase)/Decrease in prepaid expenses and other assets..............      (20,596)                   11,278
    Decrease in accounts payable, accrued
       expenses and other current liabilities.............................      (65,836)                  (41,760)
    Increase in other long-term obligations...............................        1,749                       526
                                                                              ---------                 ---------
                                                                                (55,272)                  (47,432)
                                                                              ---------                 ---------
NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES.......................      (11,105)                    2,882

INVESTING ACTIVITIES:
  Acquisition of property and equipment...................................      (81,404)                  (60,623)
  Acquisition of businesses, net of cash acquired ........................           --                  (137,625)
  Proceeds from sales and maturities of short-term investments ...........           34                    10,572
  Purchase of short-term investments......................................           --                   (16,651)
  Purchase of long-term investments.......................................      (49,917)                       --
  Acquisition of lease rights.............................................          335                       656
  Other ..................................................................      (11,374)                    2,553
                                                                              ---------                 ---------
  NET CASH USED IN INVESTING ACTIVITIES...................................     (142,326)                 (201,118)

FINANCING ACTIVITIES:
  Proceeds from sale of capital stock.....................................        8,926                     9,973
  Proceeds from borrowings................................................      584,278                    13,150
  Payments on borrowings..................................................     (514,137)                  (11,914)
  Purchase of treasury stock..............................................      (37,972)                  (19,779)
                                                                              ---------                 ---------
  NET CASH PROVIDED BY/(USED IN) FINANCING ACTIVITIES.....................       41,095                    (8,570)

  Effect of exchange rate changes on cash.................................        2,504                       483

NET DECREASE IN CASH AND CASH EQUIVALENTS ................................     (109,832)                 (206,323)
Cash and cash equivalents at beginning of period .........................      110,483                   357,993
                                                                              ---------                 ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD ...............................    $     651                 $ 151,670
                                                                              =========                 =========